Exhibit 10.15

SEVENTH AMENDMENT

TO

CREDIT AGREEMENT

DATED FEBRUARY 27, 2004

BY, BETWEEN AND AMONG

BEASLEY MEZZANINE HOLDINGS, LLC,

BANK OF MONTREAL, CHICAGO BRANCH, AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

This SEVENTH AMENDMENT (the “Amendment”) dated as of March 5, 2010, is entered into by, between and among BEASLEY MEZZANINE HOLDINGS, LLC (“Borrower”), BEASLEY BROADCAST GROUP, INC. (“Holdings”), THE OTHER CREDIT PARTIES (as defined in the Credit Agreement), BANK OF MONTREAL, CHICAGO BRANCH (“Bank of Montreal”), as administrative agent for Lenders (in such capacity the “Administrative Agent”), and THE LENDERS (as defined in the Credit Agreement) party hereto.

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 27, 2004, as amended by that certain First Amendment to Credit Agreement dated June 18, 2004, that certain Second Amendment to Credit Agreement dated June 27, 2005, that certain Third Amendment to Credit Agreement dated January 30, 2006, that certain Fourth Amendment to Credit Agreement dated February 1, 2007, that certain Fifth Amendment to Credit Agreement dated April 13, 200, and that certain Sixth Amendment to Credit Agreement dated March 13, 2009 (as amended, the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to Borrower; and

WHEREAS, Borrower and the Requisite Lenders now desire to reduce the sublimit for Letters of Credit under the Revolving Loan Commitments from $7,500,000 to $5,000,000, to amend the financial covenants contained in subsection 7.6 of the Credit Agreement and to increase the amount and frequency of mandatory prepayments to be made from Consolidated Excess Cash Flow; and

WHEREAS, Borrower, the Administrative Agent and the Requisite Lenders desire to enter into this Amendment to effect the foregoing;

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent and the Requisite Lenders hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

A. The definition of Consolidated Excess Cash Flow is hereby deleted in its entirety and replaced with the following new definition:

“Consolidated Excess Cash Flow” means:

(a) as calculated for Fiscal Years ending on or before December 31, 2009 and as calculated in the fourth Fiscal Quarter in any Fiscal Year ending after December 31, 2009: for Borrower and its Subsidiaries on a consolidated basis, for any Fiscal Year of Borrower, the amount by which Borrower’s and its Subsidiaries’ operating revenues collected in Cash during such Fiscal Year exceed the sum (without duplication) of (i) Borrower’s and its Subsidiaries’ consolidated operating expenses paid in Cash in such period (including, without duplication, Consolidated Cash Interest Expense and general and administrative expenses), plus (ii) the amount (without duplication) paid in Cash by Borrower and its Subsidiaries in such period for (a) principal repayments of the Consolidated Total Debt (excluding payments made from Consolidated Excess Cash Flow), including voluntary prepayments of the Term Loans in accordance with subsection 2.4B(i), plus (b) Consolidated Capital Expenditures paid in Cash, plus (c) Cash distributions permitted under subsection 7.5 hereof, plus (d) fees and expenses paid in Cash by Borrower and its Subsidiaries hereunder or under the other Loan Documents for the effectiveness of such agreements and for amendments and waivers thereto excluding such costs that are paid with proceeds of Loans, plus (e) all legal fees and expenses paid in Cash by Borrower and its Subsidiaries with respect to any acquisition or disposition of a Station permitted hereunder excluding such costs that are paid with proceeds of Loans hereunder, plus (f) the aggregate amount of Holdings Advances made in such Fiscal Year, plus (g) all Cash invested in Investments during such Fiscal Year as permitted by subsection 7.3(v), (viii) and (ix) or used in consummating Permitted Acquisitions excluding Investments or Permitted Acquisitions made with Cash constituting proceeds of Loans hereunder. For purposes of calculating Consolidated Excess Cash Flow with respect to assets not owned by the Borrower and its Subsidiaries for the full Fiscal Year, Consolidated Excess Cash Flow shall be calculated as if any operations disposed of by any Borrower and its Subsidiaries at any time during the preceding 12-month period had not been owned by the Borrower and its Subsidiaries for any of the full preceding 12-month period, and

(b) as calculated for each of the first three Fiscal Quarters in any Fiscal Year ending after December 31, 2009: for Borrower and its Subsidiaries on a consolidated basis, for any such Fiscal Quarter of Borrower, the amount by which Borrower’s and its Subsidiaries’ operating revenues collected in Cash during such Fiscal Quarter exceed the sum (without duplication) of (i) Borrower’s and its Subsidiaries’ consolidated operating expenses paid in Cash in such period (including, without duplication, Consolidated Cash Interest Expense and general and administrative expenses), plus (ii) the amount (without duplication) paid in Cash by Borrower and its Subsidiaries in such period for (a) principal repayments of the Consolidated Total Debt (excluding payments made from Consolidated Excess Cash Flow), including voluntary prepayments of the Term Loans in accordance with subsection 2.4B(i), plus (b) Consolidated Capital Expenditures paid in Cash, plus (c) Cash distributions permitted under subsection 7.5 hereof, plus (d) fees and expenses paid in Cash by Borrower and its Subsidiaries

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hereunder or under the other Loan Documents for the effectiveness of such agreements and for amendments and waivers thereto excluding such costs that are paid with proceeds of Loans, plus (e) all legal fees and expenses paid in Cash by Borrower and its Subsidiaries with respect to any acquisition or disposition of a Station permitted hereunder excluding such costs that are paid with proceeds of Loans hereunder, plus (f) the aggregate amount of Holdings Advances made in such Fiscal Quarter, plus (g) all Cash invested in Investments during such Fiscal Quarter as permitted by subsection 7.3(v), (viii) and (ix) or used in consummating Permitted Acquisitions excluding Investments or Permitted Acquisitions made with Cash constituting proceeds of Loans hereunder. For purposes of calculating Consolidated Excess Cash Flow with respect to assets not owned by the Borrower and its Subsidiaries for the full Fiscal Quarter, Consolidated Excess Cash Flow shall be calculated as if any operations disposed of by any Borrower and its Subsidiaries at any time during the preceding 3-month period had not been owned by the Borrower and its Subsidiaries for any of the full preceding 3-month period.

B. Subsection 2.4B(iii)(d) of the Credit Agreement is hereby amended by deleting the present text thereof in its entirety and substituting in its place the following:

(d) Prepayments and Reductions from Consolidated Excess Cash Flow.

(1) With respect to Fiscal Years ending on or prior to December 31, 2009, in the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year, then no later than one hundred twenty (120) days after the end of such Fiscal Year, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv)(b)(2).

(2) (i) With respect to the first three Fiscal Quarters of any Fiscal Year ending after December 31, 2009, in the event there shall be Consolidated Excess Cash Flow for any such Fiscal Quarter, then no later than sixty (60) days after the end of such Fiscal Quarter, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow; provided, however, such mandatory prepayments from Consolidated Excess Cash Flow shall be reduced by such amount as will enable the Borrower to maintain a minimum balance of Cash and/or Cash Equivalents of $6,000,000, and (ii) with respect to the fourth Fiscal Quarter of any Fiscal Year ending after December 31, 2009, in the event there shall be Consolidated Excess Cash Flow for the Fiscal Year in which such fourth Fiscal Quarter ends, no later than one hundred twenty (120) days after the end of such Fiscal Quarter, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow less the amount of any mandatory prepayments made from Consolidated Excess Cash Flow with respect to the first three Fiscal Quarters of such Fiscal Year pursuant to subparagraph (i) above. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv)(b)(2).

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C. Subsection 3.1A(ii) of the Credit Agreement is hereby amended by deleting the present text thereof in its entirety and substituting in its place the following:

(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed Five Million Dollars ($5,000,000);

D. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the present text thereof in its entirety and substituting in its place the following:

A. Minimum Interest Coverage Ratio. Borrower shall not permit the ratio of (i) Consolidated Operating Cash Flow to (ii) Consolidated Cash Interest Expense for any four consecutive Fiscal Quarter period ending as of the last day of such Fiscal Quarter during any of the periods set forth below to be less than the correlative ratio indicated:

Periods	Minimum Interest Coverage Ratio
March 31, 2010 – December 31, 2010	1.75:1.00
January 1, 2011 – September 30, 2011	1.875:1.00
October 1, 2011 and thereafter	2.00:1.00

E. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the present text thereof in its entirety and substituting in its place the following:

B. Minimum Fixed Charge Coverage Ratio. Borrower shall not permit the ratio of (i) Consolidated Operating Cash Flow to (ii) Consolidated Fixed Charges for any four consecutive Fiscal Quarter period ending as of the last day of such Fiscal Quarter during any of the periods set forth below to be less than the correlative ratio indicated:

Periods	Minimum Fixed Charge Coverage Ratio
March 31, 2010 – September 30, 2010	1.10:1.00
October 1, 2010 – December 31, 2011	1.05:1.00
January 1, 2012 and thereafter	1.10:1.00

F. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the present text thereof in its entirety and substituting in its place the following

C. Maximum Consolidated Total Debt Ratio. Borrower shall not permit the ratio of (i) Consolidated Total Debt as of the last day of any Fiscal Quarter to (ii) Consolidated Operating Cash Flow for the four consecutive Fiscal Quarter period

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ending as of the last day of such Fiscal Quarter during any of the periods set forth below to exceed the correlative ratio indicated:

Periods	Maximum Consolidated Total Debt Ratio
March 31, 2009 – September 30, 2010	7.50:1.00
October 1, 2010 – March 31, 2011	7.25:1.00
April 1, 2011 – June 30, 2011	7.00:1.00
July 1, 2011 – September 30, 2011	6.75:1.00
October 1, 2011 – December 31, 2011	6.50:1.00
January 1, 2012 and thereafter	4.75:1.00

3. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

A. Each of the representations and warranties set forth in the Credit Agreement, as amended, and the other Loan Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Credit Agreement, as amended, and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

B. As of the date hereof, no Event of Default or Potential Event of Default has occurred and is continuing (after giving effect to this Amendment).

C. The execution and delivery of this Amendment (i) have been duly authorized by all necessary limited liability company action on the part of Borrower; and (ii) do not result in a breach of or constitute a default under any Contractual Obligation of any Obligor or require any approval of stockholders or members or any approval or consent of any Person under any Contractual Obligation of any Obligor or the consent or approval of any Governmental Authority.

D. This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

E. The Lenders’ security interests in the Collateral continue to be valid, binding and enforceable First Priority security interests which secure the Obligations under the Loan Documents.

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4. Conditions to Effectiveness. This Amendment shall become effective on the date upon which all of the following conditions precedent have been satisfied in full or waived by the Administrative Agent in writing (the “Effective Date”):

A. The Administrative Agent (or its counsel) shall have received an original or facsimile counterpart of this Amendment, duly executed and delivered by Borrower, the Administrative Agent and the Requisite Lenders.

B. Borrower shall have paid to Administrative Agent, for distribution (as appropriate) to each Lender executing this Amendment on or before 5:00 P.M. on March 5, 2010, an amendment fee equal to 0.375% of the Commitments of such Lender under the Credit Agreement.

C. After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

D. Counsel to Administrative Agent shall have received payment in full for all reasonable, out-of-pocket legal fees charged, and all reasonable costs and expenses incurred, by such counsel to the extent invoiced prior to the Effective Time in connection with the transactions contemplated under the Credit Agreement and this Amendment.

5. Ratification of Liability. Each Credit Party and Holdings, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants Liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Loan Document to which such Person is a party, and each such party hereby ratifies and reaffirms its grant of Liens on and security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such Liens and security interests hereafter secure all of the Obligations under the Loan Documents, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Credit Agreement, as amended hereby, or any other Loan Documents. Each Credit Party and Holdings further agrees and reaffirms that the Loan Documents to which it is a party now apply to all Obligations as modified hereby (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Credit Agreement, as amended hereby, or any other Loan Documents). Each such party (i) further acknowledges receipt of a copy of this Amendment, all previous amendments to the Credit Agreement and all other agreements, documents and instruments executed or delivered in connection herewith or therewith, (ii) consents to the terms and conditions of same and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby and thereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of any of the Obligations under the Loan Documents.

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6. Miscellaneous Provisions.

A. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any present or future Potential Event of Default or Event of Default, whether known or unknown (except for any Potential Event of Default or Event of Default that would occur but for the operation of this Amendment), or of any right, power or remedy of the Administrative Agent or any Lender of any provision contained in the Credit Agreement or any other Loan Document. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

B. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

D. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER: BEASLEY MEZZANINE HOLDINGS, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: EVP/CFO

HOLDINGS: BEASLEY BROADCAST GROUP, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: EVP/CFO

OTHER CREDIT PARTIES: BEASLEY FM ACQUISITION CORP.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INCORPORATED

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Assistant Secretary

BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF NEW JERSEY, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

W & B MEDIA, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY RADIO, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF BOSTON, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BRAP HOLDINGS, INC. (F/K/A REDD MIAMI HOLDINGS, INC.)

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF AUGUSTA, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY COMMUNICATIONS, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

CSRA BROADCASTERS, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY NEVADA HOLDINGS, INC.

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WAZZ LICENSE LIMITED PARTNERSHIP,

WXTU LICENSE LIMITED PARTNERSHIP,

WRXK LICENSE LIMITED PARTNERSHIP,

WFLB LICENSE LIMITED PARTNERSHIP,

WKIS LICENSE LIMITED PARTNERSHIP,

WDAS LICENSE LIMITED PARTNERSHIP,

WIKS LICENSE LIMITED PARTNERSHIP,

WAEC LICENSE LIMITED PARTNERSHIP,

WXNR LICENSE LIMITED PARTNERSHIP,

WPOW LICENSE LIMITED PARTNERSHIP,

WJBX LICENSE LIMITED PARTNERSHIP,

WMGV LICENSE LIMITED PARTNERSHIP

By:	BEASLEY FM ACQUISITION CORP., the general partner of each of the foregoing

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY-REED ACQUISITION PARTNERSHIP

By:	BEASLEY FM ACQUISITION CORP., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WTMR LICENSE LIMITED PARTNERSHIP

By:	BEASLEY BROADCASTING OF NEW JERSEY, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WNCT LICENSE LIMITED PARTNERSHIP

By:	BEASLEY BROADCASTING OF COASTAL CAROLINA, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WKML LICENSE LIMITED PARTNERSHIP

By:	BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WWDB LICENSE LIMITED PARTNERSHIP

By:	BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WXKB LICENSE LIMITED PARTNERSHIP

By:	BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WSFL LICENSE LIMITED PARTNERSHIP

By:	W&B MEDIA, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WJPT LICENSE LIMITED PARTNERSHIP

By:	BEASLEY RADIO, INC., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WQAM LICENSE LIMITED PARTNERSHIP

By:	BEASLEY-REED ACQUISITION PARTNERSHIP, its general partner

By:	BEASLEY FM ACQUISITION CORP., its general partner

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WWNN LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WCHZ LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WGAC LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WGOR LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

WRCA LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY INTERNET VENTURES, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY INTERNET VENTURES II, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

BEASLEY BROADCASTING OF NEVADA, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

KJUL LICENSE, LLC

By:	/s/ B. Caroline Beasley
Name: B. Caroline Beasley Title: Secretary

LENDERS: BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:	/s/ Naghmeh Hashemifard
Name: Naghmeh Hashemifard Title: Director

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ Naghmeh Hashemifard
Name: Naghmeh Hashemifard Title: Director

LENDERS: BANK OF AMERICA, N.A., as a Lender

By:	/s/ Todd Shipley
Name: Todd Shipley Title: Senior Vice President

LENDERS: BANK OF SCOTLAND, as a Lender

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin Title: Assistant Vice President

LENDERS: BNP PARIBAS, as a Lender

By:	/s/ Ola Anderssen
Name: Ola Anderssen Title: Director

By:	/s/ Yung Wu
Name: Yung Wu Title: Vice President

LENDERS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, CAYMAN ISLANDS BRANCH), as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich Title: Vice President

By:	/s/ Lynne-Marie Paquette
Name: Lynne-Marie Paquette Title: Associate

LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Jason Soto
Name: Jason Soto Title: Authorized Signatory

LENDERS: ING CAPITAL LLC, as a Lender

By:	/s/ William C. James
Name: William C. James Title: Managing Director

LENDERS: COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Eric Hurshman
Name: Eric Hurshman Title: Managing Director

By:	/s/ Brett Delfino
Name: Brett Delfino Title: Executive Director

LENDERS: U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas G. Gunder
Name: Thomas G. Gunder Title: SVP

LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Vipa Chiraprut
Name: Vipa Chiraprut Title: Vice President